Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and financial risk management

19. Financial instruments and financial risk management

Financial risk management objectives

The Group’s Corporate Treasury function provides services to the business, co-ordinates access to domestic and international financial markets and monitors and manages the financial risks relating to the operations of the Group through internal risk reports which analyze exposures by degree and magnitude of risks. These risks include market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk.

The Group seeks to minimize the effects of these risks, where appropriate, by using derivative financial instruments to hedge these risk exposures. The use of financial derivatives is governed by the Group’s policies approved by the Board, which provide written principles on foreign exchange risk, interest rate risk, credit risk and the use of derivatives. The Group does not enter into or trade financial instruments, including derivative financial instruments, for speculative purposes.

Interest rate risk

The Group enters into derivative financial instruments to manage its exposure to interest rate risk.

During the year ended December 31, 2022, the Group was exposed to interest rate risk as it borrowed funds at a floating interest rate. The $400.0 million Term Loan facility is based on a floating interest rate.

Where the criteria for hedge accounting are not met, derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value with movements recorded to the statement of operations. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative. Where all relevant criteria are met, hedge accounting is applied to minimize earnings volatility.

Market risk

The Group’s activities expose it primarily to the financial risk of changes in foreign currency exchange rates. The Group enters into derivative financial instruments to manage its exposure to foreign currency risk.

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates.

The Group uses forward currency contracts and foreign exchange option contracts to hedge its foreign currency risks. Where the criteria for hedge accounting are not met, derivative financial instruments are initially recognized at fair value on the date on which a derivative contract is entered into and are subsequently remeasured at fair value with movements recorded in the Consolidated statement of operations. Derivatives are carried as financial assets when the fair value is positive and as financial liabilities when the fair value is negative. Where all relevant criteria are met, hedge accounting is applied to minimize earnings volatility.

Liquidity risk

The Group monitors its liquidity risk to maintain a balance between continuity of funding and flexibility. This helps the Group achieve timely fulfilment of its obligations while sustaining the growth of the business. We have policies in place for managing liquidity risk, which our finance department implements and periodically reviews.

The table below (in thousands) analyses the Group’s financial liabilities into relevant groupings based on the remaining period from the reporting date to the contractual maturity date. Amounts due within twelve months equal their carrying balances, as the impact of discounting is not significant.

	Less than one year	Less than one year
	2021	2022
Trade and other payables	$365,146	$377,401
Put and call option liabilities	8,321	26,029
Current borrowings	-	4,000
Total current	$373,467	$407,430

	More than one year	More than one year
	2021	2022
Put and call option liabilities	$836,609	$169,218
Borrowings	515,804	892,700
Total non-current	$1,352,413	$1,061,918

The following table analyses the Group’s non-derivative financial liabilities and gross and net settled derivative financial instruments into relevant maturity groupings, based on the remaining period at the balance sheet to the contractual maturity date. The amounts disclosed in the table are the contracted cash flows and may therefore not reconcile to the amounts disclosed in the Consolidated statement of financial position for borrowings and derivative financial instruments.

	Less than twelve months	Between one and three years	Between three and five years	More than five years
At December 31, 2022
Non derivative financial liabilities
Convertible bonds - $400.0 million	-	-	400,000	-
Convertible bonds - $600.0 million	-	-	-	600,000
Put and call option liabilities	26,029	71,919	97,270	-
Guaranteed minimum royalty payments	31,360	66,398	66,141	161,226
Contingent Consideration	4,000	-	-	-
Obligations under leases	45,994	78,413	55,569	87,093
$400.0 million term loan	4,000	8,000	388,000	-
Trade and other payables	377,401	-	-	-
Net settled derivatives
Outflow	-	-	-	-
Gross settled derivatives
Inflow	(375,759)	-	-	-
Outflow	397,263	-	-	-

	Less than twelve months	Between one and three years	Between three and five years	More than five years
At December 31, 2021
Non derivative financial liabilities
Convertible bonds - $250.0 million	$-	$-	$50,000	$-
Convertible bonds - $400.0 million	-	-	-	400,000
Convertible bonds - $600.0 million	-	-	-	600,000
Put and call option liabilities	8,321	188,261	656,640	-
Contingent consideration	8,822	9,064	-	-
Obligations under leases	54,216	73,685	51,124	90,801
Trade and other payables	434,199	-	-	-
Net settled derivatives
Outflow	1,219	-	-	-
Gross settled derivatives
Inflow	(1,570,026)	-	-	-
Outflow	1,590,865	-	-	-

In the tables above, trade and other payables are comprised of trade payables amounting to $311.0 million (2021: $342.9 million), other payables amounting to $20.2 million (2021: $22.2 million) and social security and other taxes of $46.2 million (2021: $69.1 million).

The put and call option liabilities relate to non-controlling interests arising from the transactions with Palm Angels and Chalhoub, as well as the strategic agreement with Alibaba and Richemont. The non-current liabilities are comprised of $97.3 million (2021: $150.3 million) relating to Palm Angels, and $71.9 million (2021: $498.0 million) relating to the strategic agreement with Alibaba and Richemont. Non-current liabilities in the prior year also included $188.3 million in relation to Chalhoub. In the current year, a liability amounting to $13.7 million is included within current liabilities. The original term of the Chalhoub agreement ended December 31, 2022. As of March 8, 2023, discussions regarding the future relationship with Chalhoub are ongoing. The latest maturity date of the liability relating to Palm Angels is in 2026. The latest maturity date of the liability relating to the strategic agreement with Alibaba and Richemont is in 2026. See Note 27, Non-controlling interests for further information relating to the movements in the non-controlling interest.

Credit risk

Credit risk is the risk that financial loss arises from the failure of a consumer to meet its obligations under a contract. Due to the nature of our operations the Group does not have significant exposure to credit risk. The trade receivables balance is spread across a large number of different customers. The Group has policies in place to ensure that wholesale sales are made to customers with an appropriate credit history. Sales to retail customers are made in cash or via credit cards. In addition, receivables balances are monitored on an ongoing basis with the result that the Group’s exposure to bad debts is not significant and default rates have been historically low. A customer is deemed to have defaulted when the Group considers that it will not be able to make contractual payments when due.

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. The Group applies a loss allowance to trade and other receivables. As of December 31, 2022 all trade and other receivables are current as they are due within thirty days. The expected loss rate the Group applies for trade and other receivables is 1.0% (2021: 1.0%). The expected loss rates are reviewed annually, or when there is a significant change in external factors potentially impacting credit risk, and are updated where management’s expectations of credit losses change.

The expected loss rates are based on the payment profiles of sales up to a period of thirty-six months before December 31, 2022 or January 1, 2022, respectively, and the corresponding historical credit losses experienced within this period which were not significant. The historical loss rates are adjusted to reflect current and forward looking information on macroeconomic factors affecting the ability of the consumers to settle the receivables. In addition, certain individual customers (where there is objective evidence of credit impairment) have been identified as having a significantly elevated credit risk and have been provided for on a specific basis.

The majority of the Group’s cash and cash equivalents balance is held in money market funds which are regulated by securities and market authorities. These consist of highly rated mutual investment funds which are permitted to diversify portfolio investments through high quality debt securities meeting regulatory mandated requirements. As such, the Group is not exposed to any material credit risk in relation to the cash and cash equivalents balance.

Capital risk management

The Group’s objective when managing capital is to safeguard the Group’s ability to provide returns for members and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. The Group manages its capital structure and makes adjustments to it, in light of changes to economic conditions and to the strategic objectives of the Group. The Group has raised finance through the issuance of equity, a term loan facility and convertible senior notes to private and public investors.

At December 31, 2022, the Group holds restricted cash of $2.5 million (2021: $2.3 million).

The Group is not subject to any externally imposed capital requirements. Refer to Note 20, Borrowings and embedded derivatives where we assess the new term loan and the incurrence covenants. The capital structure is as follows (in thousands):

	2021	2022

Total borrowings	$1,602,741	$1,318,507
Less: cash and cash equivalents	(1,363,128)	(734,221)
Net debt	239,613	584,286
Total equity	270,616	905,621
Total	$510,229	$1,489,907

The table below reconciles the movements in our financing liabilities during the year:

			Non-cash movements
	As at December 31, 2021	Cash movement	Additions	Disposals	Reclassification from non-current to current	Foreign exchange movement	Finance costs	Fair value changes & other	As at December 31, 2022
Borrowings - leases	$214,509	$(43,689)	$44,633	$-	$-	$(13,349)	$9,751	$3,388	$215,243
Non-current borrowings - convertible notes	515,804	(16,875)	-	(39,561)	-	1	59,994	-	519,363
Borrowings-related derivative financial instruments	872,428	-	-	-	-	(1)	-	(667,028)	205,399
Non-current borrowings - term loan	-	369,113	-	-	(4,000)	-	9,464	(1,240)	373,337
Current borrowings - term loan	-	-	-	-	4,000	-	-	-	4,000
Financing liabilities	$1,602,741	308,549	44,633	(39,561)	-	(13,349)	79,209	(664,880)	$1,317,342

			Non-cash movements
	As at December 31, 2020	Cash movement	Additions	Early conversion of February 2020 Notes	Foreign exchange movement	Finance costs	Fair value changes & other	As at December 31, 2021
Borrowings - leases	$191,403	$(35,388)	$41,343	$-	$(8,111)	$9,137	$16,125	$214,509
Non-current borrowings - convertible notes	617,789	(22,950)	-	(146,673)	-	67,638	-	515,804
Borrowings-related derivative financial instruments	2,996,220	-	-	(484,956)	1	-	(1,638,837)	872,428
Financing liabilities	$3,805,412	(58,338)	41,343	(631,629)	(8,110)	$76,775	(1,622,712)	$1,602,741

Mainly as a result of the gains on items held at fair value and remeasurements during the year, the Group’s total equity increased from $270.6 million as of December 31, 2021 to $905.6 million as of December 31, 2022. The gains on items held at fair value and remeasurements during the year are mainly driven by the year end revaluation of the embedded derivatives relating to the convertible senior notes discussed in Note 20, Borrowings and embedded derivatives. Unless earlier converted, redeemed or repurchased in accordance with their terms, the notes may be settled, at Farfetch’s election and subject to certain exceptions and conditions, in Class A ordinary shares of Farfetch, cash, or a combination of cash and Class A ordinary shares of Farfetch.

The main purpose of the Group’s financial instruments is to finance the Group’s operations.

The main risks from the Group’s financial instruments are interest rate risk, currency risk and liquidity risk. The Board reviews and approves policies, which have remained substantially unchanged for the year under review, for managing these risks.

Hedge accounting classification and impact forecast

The Group designates certain forward foreign exchange contracts and foreign exchange option contracts as cash flow hedges of forecast foreign currency revenue and costs. During the current year, net losses of $50.7 million (2021: a gain of $9.9 million) were removed from the cash flow hedge reserve. A net loss of $0.9 million (2021: $1.4 million) was taken to cost of revenue, a net loss of $74.1 million (2021: a gain of $13.4 million) was taken to selling, general and administrative expenses. A gain of $0.8 million (2021: a loss of $2.1 million) was transferred to inventories in the Consolidated statement of financial position.

The amount taken to selling, general and administrative expenses included a $23.4 million gain arising on settlement of our 2022 foreign exchange hedges, which were in position to cover our expected future receipts of Russian rubles, but were closed out as we no longer expected to receive rubles for the foreseeable future.

The Group designates certain interest rate swap contracts as cash flow hedges of forecast interest costs on borrowings. During the current year, net losses of $0.2 million (2021: $nil million) were removed from the cash flow hedge reserve and taken to finance costs. The carrying value of interest rate swap contracts at December 31, 2022 was a liability of $1.8 million (2021: $nil million), the notional amount was $200.0 million (2021: $nil million).

The Group uses a qualitative method for assessing hedge effectiveness for exchange rate risk. The hedge is assessed at inception and throughout the life of the hedge. Effectiveness between the hedged item and hedging instrument is tested by comparing the critical terms of both items and concluding that they are offsetting. The key sources of risk that could result in ineffectiveness include credit risk, a change in the economic relationship between the hedged item and the hedging instrument, a potential change in timing in relation to the hedged item, the currency basis risk, exchange rate volatility and a substantial reduction in the market liquidity for the hedging instrument.

The Group uses a qualitative method for assessing hedge effectiveness for interest rate risk. The hedge is assessed at inception and throughout the life of the hedge. Effectiveness between the hedged item and hedging instrument is tested by comparing the critical terms of both items and concluding that they are offsetting. The key sources of risk that could result in ineffectiveness include credit risk, a change in the economic relationship between the hedged item and the hedging instrument, a potential change in timing in relation to the hedged item, basis risk and a substantial reduction in the market liquidity for the hedging instrument.

Under the Group’s hedging policy for exchange rate risk, the critical terms of the foreign currency derivatives must align with the hedged items. The contracts are denominated in the same currency as the highly probable future sales and purchases, which are expected to occur within a maximum 18-month period. This determines the hedge relationship to be 1:1.

Under the Group’s hedging policy for interest rate risk, the critical terms of the interest rate swaps must align with the hedged items. The contracts are denominated in the same currency as the highly probable future interest payments, with the same floating rate and are expected to occur within a maximum 36-month period. This determines the hedge relationship to be 1:1.

Financial instruments sensitivity analysis

In managing currency risk the Group aims to reduce the impact of short term fluctuations on its earnings. At the end of each reporting year, the effects of hypothetical changes in currency are as follows:

Foreign exchange rate sensitivity analysis

The tables below (in thousands) shows the Group’s sensitivity to U.S. dollars, pounds sterling and euro strengthening/weakening by 10%:

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2021	2022
10% appreciation of U.S. dollars	$(7,684)	$(20,161)
10% depreciation of U.S. dollars	9,392	24,641

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2021	2022
10% appreciation of U.S. dollars	$(55,374)	$(50,299)
10% depreciation of U.S. dollars	67,679	61,476

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2021	2022
10% appreciation of GBP	$2,906	$9,642
10% depreciation of GBP	(3,552)	(7,889)

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2021	2022
10% appreciation of GBP	$80,726	$46,477
10% depreciation of GBP	(67,223)	(38,027)

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2021	2022
10% appreciation of EUR	$2,987	$735
10% depreciation of EUR	(1,858)	(601)

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2021	2022
10% appreciation of EUR	$31,134	$735
10% depreciation of EUR	(24,887)	(601)

This analysis reflects the impact on the Consolidated statement of operations due to changes in the value of financial assets and liabilities held at the balance sheet date, based on foreign currency exchange rate variances that the Group considers to be reasonably possible at the end of the reporting year. The analysis assumes that all other variables, in particular interest rates, remain constant.

Interest rate sensitivity analysis

The table below shows the Group’s sensitivity to interest rates strengthening/weakening by 100 basis points:

	Increase/ (decrease) in profit or loss	Increase/ (decrease) in profit or loss
	2021	2022
100 basis points increase	$-	$(2,000)
100 basis points decrease	-	2,000

	Increase/ (decrease) in reserves	Increase/ (decrease) in reserves
	2021	2022
100 basis points increase	$-	$1,099
100 basis points decrease	-	(4,908)

This analysis reflects the impact on the Consolidated statement of operations due to financial assets and liabilities held at the balance sheet date and is based on interest rate variances that the Group considers to be reasonably possible at the end of the reporting year. The analysis assumes that all other variables, in particular foreign exchange rates, remain constant.

Assets and liabilities measured at fair value and present value on a recurring basis:

	December 31, 2021				December 31, 2022
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-term investments	$99,971	$-	$-	$99,971	$-	$-	$-	$-
Investments	-	-	17,937	17,937	1,136	-	217,841	218,977
Derivative financial instruments	-	8,010	-	8,010	-	472	-	472
Assets	$99,971	$8,010	$17,937	$125,918	$1,136	$472	$217,841	$219,449

	December 31, 2021				December 31, 2022
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Derivative financial instruments (non-current and current)	$-	$21,118	$-	$21,118	$-	$23,206	$-	$23,206
Embedded derivatives (non-current) – February 2020 notes	-	90,682	-	90,682	-	-	-	-
Embedded derivatives (non-current) – April 2020 notes	-	492,801	-	492,801	-	10,295	-	10,295
Embedded derivatives (non-current) – November 2020 notes	-	288,945	-	288,945	-	195,104	-	195,104
Put and call option liability (current) – Chalhoub	-	188,261	-	188,261	-	13,679	-	13,679
Put and call option liability (non-current) – Alibaba and Richemont	-	498,058	-	498,058	-	71,919	-	71,919
Put and call option liability (current) – Alanui	-	-	8,323	8,323	-	-	12,350	12,350
Put and call option liability (non-current) – Palm Angels	-	-	150,288	150,288	-	-	97,299	97,299
Liabilities	$-	$1,579,865	$158,611	$1,738,476	$-	$314,203	$109,649	$423,852

Fair value and present value measurement of financial instruments is presented through the use of a three-level fair value hierarchy that prioritizes the inputs used in each of the valuation techniques for fair value and present value calculations.

The Group maintains policies and procedures to value instruments using the most relevant data available.

The Group recognizes the following financial instruments at fair value:

•
Short-term investments, being cash investments in variable money market instruments valued on the basis of a mark-to-market valuation of an underlying portfolio of money market instruments, are measured using Level 1 valuation inputs. During the year ended December 31, 2022, these investments were settled at maturity.
•
Derivative financial instruments, including forward foreign currency, interest rate swaps and option contracts, are measured using Level 2 valuation inputs. For forward foreign currency and option contracts these are valued using quoted foreign currency exchange rates using a discounted cash flow model and suitable option pricing models, respectively. For interest rate swaps, the key inputs are quoted floating interest rates. These are valued using a discounted cashflow model ; and
•
Embedded derivatives relating to the convertible notes issued in 2020 are measured using Level 2 valuation inputs. The embedded derivatives relating to the February 2020 Notes and April 2020 Notes are valued using the Black Scholes option pricing model. The embedded derivative relating to the November 2020 Notes is valued using the Binomial Option Pricing Model. For both of these models, the key inputs are the Group’s closing share price at the reporting date, share price volatility and the risk free rate of US treasury bonds of similar terms to maturity.
•
The Group's investment in NMG is measured using Level 3 valuation inputs. Management has assessed that there has been no change to the fair value of the investment as of December 31, 2022. The key inputs in the valuation are historical financial information and assumptions relating to market multiples. A 0.5 increase in the determined multiple applied to underlying EBITDA would result in a $24.6 million increase in the fair value of the investment. A 0.5 decrease in the determined multiple applied to underlying EBITDA would result in a $37.9 million decrease in the fair value of the investment.

•
The Group's investment in Silvergate is measured using Level 1 valuation inputs. The valuation is based on the quoted price in active markets as it is publicly traded.

The Group recognizes the following financial liabilities at present value:

•
The put and call option liabilities associated with the non-controlling interests arising from the transactions with Chalhoub and with Alibaba and Richemont are measured using Level 2 inputs. The valuation of the Alibaba and Richemont liability is calculated using the present value of future expected payments method, with the Farfetch share price at the end of the reporting period, risk free rate and credit spread being the significant inputs. In 2021, the valuation of the Chalhoub liability was based on the Monte Carlo simulation, in which the share price of Farfetch at the end of the reporting period was the significant input. In 2022, given that the valuation of the future settlement amount of this liability is based on the Group's share price on December 31, 2022, and is therefore a known input, management was able to calculate this amount without the use of the Monte Carlo simulation.
•
The put and call option liabilities associated with the non-controlling interests arising from the transactions with Alanui and Palm Angels are measured using Level 3 valuation inputs. The valuations are calculated using the present value of future expected payments method, with management's internal forecasts the significant variable.

During the year ended December 31, 2022, there were no transfers between levels in the fair value hierarchy or significant changes in the measurement and valuation techniques used.

Reconciliation of recurring fair value measurements categorized within Level 3 of the fair value hierarchy:

	Put and call option liability
	Alanui		Palm Angels
At January 1, 2021	$-		$-
Initial recognition	$4,863		$144,624
Losses recognized in consolidated statement of operations	3,865		11,297
Foreign exchange movement	(407)		(5,660)
At December 31, 2021	$8,321		$150,261

At January 1, 2022	$8,321		$150,261
Losses/(gains) recognized in consolidated statement of operations	4,144	-	(42,409)
Foreign exchange movement	(115)		(10,553)
At December 31, 2022	$12,350		$97,299

With the exception of the items below, the carrying amount of the Group's financial assets and financial liabilities approximate their fair value.

Assets and liabilities not measured at fair value on a recurring basis:

	December 31, 2021		December 31, 2022
	Carrying value	Fair value	Carrying value	Fair value
Non-current borrowings	$515,804	$859,132	$892,700	$1,026,204
Other financial liabilities (Non-current)	13,367	13,367	298,244	261,634
Other financial liabilities (Current)	9,748	9,748	36,433	36,433

The Group manages its capital to ensure that entities in the Group will be able to continue as going concerns. As of December 31, 2022, the capital structure consisted of equity and debt, and the Group was not subject to any externally imposed capital requirements.

The Group has identified three principal risks: market risk (foreign exchange and interest rate risk), and liquidity risk.

Details of the significant accounting policies and methods adopted (including the criteria for recognition, the basis of measurement and the bases for recognition of income and expenses) for each class of financial asset, financial liability and equity instrument are disclosed in Note 2, Significant accounting policies.

Categories of financial instruments

Financial assets (in thousands)

	Amortized cost	Amortized cost
	2021	2022
Current
Trade receivables	$63,046	$89,942
Other receivables	179,964	157,594
Cash and cash equivalents	1,363,128	734,221
Non-current
Other receivables	31,225	21,204
Total	$1,637,363	$1,002,961

	Fair value	Fair value
	2021	2022
Foreign currency derivatives - held at FVTPL	$410	$472
Foreign currency derivatives - held as cash flow hedges	7,600	-
Derivative financial assets	$8,010	$472

Financial liabilities (in thousands)

	Fair value	Fair value
	2021	2022
Foreign currency derivatives - held at FVTPL	$35	$104
Foreign currency derivatives - held as cash flow hedges	21,083	21,293
Interest rate swap - held as cash flow hedge - non-current	-	1,165
Interest rate swap - held as cash flow hedge - current	-	644
Total non-current and current derivative financial liabilities	$21,118	$23,206

	Present value	Present value
	2021	2022
Put and call option liabilities - non-current	$836,609	$169,218
Put and call option liabilities - current	8,321	26,029
Total Put and call option liabilities	$844,930	$195,247

With the exception of the Group’s non-current borrowings, the carrying amount of the Group’s financial assets and financial liabilities approximate their fair value.

The notional amounts of the Group’s outstanding foreign currency derivatives at year end are:

	Notional	Notional
	2021	2022
Foreign currency derivatives	$1,616,383	$397,247
Interest rate swaps	-	200,000
Total	$1,616,383	$597,247

The average exchange rate for GBP:USD forward exchange contracts is 1.28 (2021: 1.37), for EUR:USD forward exchange contracts is 1.05 (2021: 1.13) and for GBP:USD forward currency put option contracts is n/a (2021: n/a). As of December 31, 2022, these foreign exchange contracts were in a net liability position.